Ex. 10(i)(e)

SECOND AMENDMENT TO MEMBERS HORIZON
COINSURANCE AND MODIFIED COINSURANCE AGREEMENT

THIS SECOND AMENDMENT TO MEMBERS HORIZON COINSURANCE and MODIFIED COINSURANCE AGREEMENT (“Amendment”) effective as of October 15, 2018 amends the MEMBERS HORIZON COINSURANCE AND MODIFIED COINSURANCE AGREEMENT effective November 1, 2015 (the “Agreement”) by and between MEMBERS LIFE INSURANCE COMPANY (the “Company”) and CMFG LIFE INSURANCE COMPANY (“Reinsurer”).

WHEREAS, the parties wish to amend the terms of the Agreement to revise the definition of “policies” in the Agreement so that this Agreement will cover the MEMBERS Horizon Contracts and the MEMBERS Horizon II Contracts.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained hereinafter, the parties hereto intending to be legally bound agree to amend the Agreement as follows:

Article I
Amendment to the Agreement

1.1
Definitions – “Policies” means all of the Company’s individual variable annuity contracts classified by the Company as the MEMBERS Horizon annuity product and the MEMBERS Horizon II annuity product, together with all the supplementary contracts (including applications therefore and all endorsements, riders and agreements issued in connection therewith).

Article II
Miscellaneous

2.1 This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

2.2 This amendment shall in all respects be governed by, and construed in accordance with the laws of the State of Iowa, including all matters of construction, validity and performance, without regard to its conflict of law provisions

2.3 Except as otherwise expressly provided herein, this Amendment does not alter, amend or modify the terms of the Agreement, and all terms of the Agreement, as modified herein, remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused the Sixth Amendment to Coinsurance Agreement to be executed by their duly authorized representatives and to be effective on the date first set forth above.

MEMBERS LIFE INSURANCE COMPANY	CMFG LIFE INSURANCE COMPANY

By: /s/Brian Borakove	By: /s/Bill Byrd

Print Name: Brian Borakove	Print Name: Bill Byrd
Title: VP, Corporate Treasurer	Title: VP, Risk Transfer

Date: 9/28/18	Date: 10/2/2018